ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT     ABOVE SPACE IS FOR OFFICE USE ONLY
1)  Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there area more than four merging entities, check box and attach an 81/2”x11” blank sheet containing the required information for each  additional entity.

Znomics Acquistion, Inc.
Name of merging entity
Nevada	Corporation
Jurisdiction	Entity type*
______________________________________________________________________
Name of merging entity
__________________________________	__________________________________
Jurisdiction	Entity type*
______________________________________________________________________
Name of merging entity
__________________________________	__________________________________
Jurisdiction	Entity type*
______________________________________________________________________
Name of merging entity
__________________________________	__________________________________
Jurisdiction	Entity type*
and,
Pacific Syndicated Resources, Inc.
Name of surviving entity
Nevada	Corporation
Jurisdiction	Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust

Filing Fee: $350.00

This form must be accompanied by appropriate fees.
Nevada Secretary of State AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT     ABOVE SPACE IS FOR OFFICE USE ONLY
2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A190):
Attn: Kayla Dickson
c/o Cane Clark LLP
3273 E Warm Springs Rd
Las Vegas, NV 89120
3) (Choose one)
X The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)
The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)  Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box and attach an 81/2”x11” blank sheet containing the required information for each additional entity):

(a) Owner’s approval was not required from
Znomics Acquisition, Inc.
Name of merging entity, if applicable
__________________________________________________________________________
Name of merging entity, if applicable
__________________________________________________________________________
Name of merging entity, if applicable
__________________________________________________________________________
Name of merging entity, if applicable
and, or:
Pacific Syndicated Resources, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.
Nevada Secretary of State AM Merger Page2 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT     ABOVE SPACE IS FOR OFFICE USE ONLY
(b) The plan was approved by the required consent of the owners of*:
___________________________________________________________________________
Name of merging entity
___________________________________________________________________________
Name of merging entity
___________________________________________________________________________
Name of merging entity
___________________________________________________________________________
Name of merging entity
and, or:
___________________________________________________________________________
Name of surviving entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.
Nevada Secretary of State AM Merger Page3 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT     ABOVE SPACE IS FOR OFFICE USE ONLY
(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)
__________________________________________________________________________
Name of merging entity, if applicable
__________________________________________________________________________
Name of merging entity, if applicable
__________________________________________________________________________
Name of merging entity, if applicable
__________________________________________________________________________
Name of merging entity, if applicable
and, or:
_________________________________________________________________________
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.
Nevada Secretary of State AM Merger Page 4 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT     ABOVE SPACE IS FOR OFFICE USE ONLY
5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:
Articles 1: Name
"The name of the corporation shall be Znomics, Inc. (hereinafter, the "Corporation").

6) Location of Plan of Merger (check a or b):
(a) The entire plan of merger is attached;
X (b)  The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)

7) Effective date (optional)**: ___________________________

*Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitled them “Restated” or “Amended and Restated”, accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

**A merger takes effect upon filing the articles of merger or upon a late date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.
Nevada Secretary of State AM Merger Page 5 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT     ABOVE SPACE IS FOR OFFICE USE ONLY
8)  Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership’ A manager of each Nevada limited-liability company with mangers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*
(if there are more than four merging entities, check box and attach an 81/2”x11” blank sheet containing the required information for each additional entity):

Znomics Acquisition, Inc.
Name of merging entity
X/s/ Darrell Woronchak	President	11/6/2007
Signature	Title	Date
____________________________________________________________________________
Name of merging entity
X________________________________	____________________________	___________
Signature	Title	Date
____________________________________________________________________________
Name of merging entity
X________________________________	____________________________	___________
Signature	Title	Date
____________________________________________________________________________
Name of merging entity
X________________________________	____________________________	___________
Signature	Title	Date
Pacific Syndicated Resources, Inc.
Name of surviving entity
X/s/ Darrell Woronchak	President	11/6/2007
Signature	Title	Date

*The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.
Nevada Secretary of State AM Merger Page 6 2007
Revised on: 01/01/07